UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2015

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-19528	95-3685934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-1121
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On May 20, 2015, QUALCOMM Incorporated executed an Officers’ Certificate (the Officers’ Certificate), in accordance with Sections 2.02, 2.03, 10.04 and 10.05 of the Indenture dated May 20, 2015 (the Base Indenture and, together with the Officers’ Certificate, the Indenture) between the Company and U.S. Bank National Association, as trustee (the Trustee), in connection with the sale of $250,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2018 (the 2018 Floating Rate Notes), $250,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2020 (the 2020 Floating Rate Notes, and together with the 2018 Floating Rate Notes, the Floating Rate Notes), $1,250,000,000 aggregate principal amount of the Company’s 1.400% Notes due 2018 (the 2018 Fixed Rate Notes), $1,750,000,000 aggregate principal amount of the Company’s 2.250% Notes due 2020 (the 2020 Fixed Rate Notes), $2,000,000,000 aggregate principal amount of the Company’s 3.000% Notes due 2022 (the 2022 Fixed Rate Notes), $2,000,000,000 aggregate principal amount of the Company’s 3.450% Notes due 2025 (the 2025 Fixed Rate Notes), $1,000,000,000 aggregate principal amount of the Company’s 4.650% Notes due 2035 (the 2035 Fixed Rate Notes) and $1,500,000,000 aggregate principal amount of the Company’s 4.800% Notes due 2045 (the 2045 Fixed Rate Notes and, together with the 2018 Fixed Rate Notes, the 2020 Fixed Rate Notes, the 2022 Fixed Rate Notes, the 2025 Fixed Rate Notes and the 2035 Fixed Rate Notes, the Fixed Rate Notes). The Floating Rate Notes and the Fixed Rate Notes are together referred to as the Notes. The 2018 Floating Rate Notes mature on May 18, 2018, the 2020 Floating Rate Notes mature on May 20, 2020, the 2018 Fixed Rate Notes mature on May 18, 2018, the 2020 Fixed Rate Notes mature on May 20, 2020, the 2022 Fixed Rate Notes mature on May 20, 2022, the 2025 Fixed Rate Notes mature on May 20, 2025, the 2035 Fixed Rate Notes mature on May 20, 2035 and the 2045 Fixed Rate Notes mature on May 20, 2045, unless earlier repurchased. The Notes are the Company’s senior unsecured obligations and rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The 2018 Fixed Rate Notes will bear interest at the rate of 1.400% per year, the 2020 Fixed Rate Notes will bear interest at the rate of 2.250% per year, the 2022 Fixed Rate Notes will bear interest at the rate of 3.000% per year, the 2025 Fixed Rate Notes will bear interest at the rate of 3.450% per year, the 2035 Fixed Rate Notes will bear interest at the rate of 4.650% per year and the 2045 Fixed Rate Notes will bear interest at the rate of 4.800% per year. Interest on each series of Fixed Rate Notes will be payable semiannually on May 20 and November 20 of each year, and in the case of the 2018 Fixed Rate Notes, on the maturity date, beginning on November 20, 2015. We will make each interest payment to the holders of record on the immediately preceding May 1 or November 1, respectively.

The interest rate on the 2018 Floating Rate Notes and the 2020 Floating Rate Notes for a particular interest period will be a per annum rate equal to three-month LIBOR as determined on the interest determination date plus 0.270% and 0.550%, respectively. Interest on each series of the Floating Rate Notes will be payable quarterly on February 20, May 20, August 20 and November 20 of each year, and in the case of the 2018 Floating Rate Notes, on the maturity date, beginning on August 20, 2015. We will make each interest payment to the holders of record on the immediately preceding February 1, May 1, August 1 or November 1, respectively.

The Company may redeem some or all of the notes of each series of Fixed Rate Notes at the applicable redemption price, as described in the applicable form of Note. The Company may not redeem the Floating Rate Notes prior to maturity.

The Indenture contains customary events of default with respect to the Notes, including failure to make required payments, failure to comply with certain agreements or covenants, and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Notes. If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the acceleration of the amounts due under the Notes.

The foregoing description of the Notes and the Indenture are qualified in its entirety by reference to the full text of the Indenture, which is included as Exhibit 4.1 to this report, the Officers’ Certificate, which is included as Exhibit 4.2 to this report, and the forms of Notes, which are included as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10 to this report, and each of which is incorporated into this current report on Form 8-K.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated May 20, 2015, between the Company and U.S. Bank National Association, as trustee

4.2	Officers’ Certificate, dated May 20, 2015, for the Floating Rate Notes due 2018, the Floating Rate Notes due 2020, the 1.400% Notes due 2018, the 2.250% Notes due 2020, the 3.000% Notes due 2022, the 3.450% Notes due 2025, the 4.650% Notes due 2035 and the 4.800% Notes due 2045

4.3	Form of Floating Rate Notes due 2018

4.4	Form of Floating Rate Notes due 2020

4.5	Form of 1.400% Notes due 2018

4.6	Form of 2.250% Notes due 2020

4.7	Form of 3.000% Notes due 2022

4.8	Form of 3.450% Notes due 2025

4.9	Form of 4.650% Notes due 2035

4.10	Form of 4.800% Notes due 2045

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the notes (including the consent required with respect thereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Dated: May 20, 2015	By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated May 20, 2015, between the Company and U.S. Bank National Association, as trustee

4.2	Officers’ Certificate, dated May 20, 2015, for the Floating Rate Notes due 2018, the Floating Rate Notes due 2020, the 1.400% Notes due 2018, the 2.250% Notes due 2020, the 3.000% Notes due 2022, the 3.450% Notes due 2025, the 4.650% Notes due 2035 and the 4.800% Notes due 2045

4.3	Form of Floating Rate Notes due 2018

4.4	Form of Floating Rate Notes due 2020

4.5	Form of 1.400% Notes due 2018

4.6	Form of 2.250% Notes due 2020

4.7	Form of 3.000% Notes due 2022

4.8	Form of 3.450% Notes due 2025

4.9	Form of 4.650% Notes due 2035

4.10	Form of 4.800% Notes due 2045

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the notes (including the consent required with respect thereto)

4